Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2022
Accounting Policies
Basis of Presentation

(a)   Basis of Presentation

The consolidated financial statements of the Group as of December 31, 2022 and 2021, and for the years ended December 31, 2022, 2021 and 2020, are presented in accordance with International Financial Reporting Standards (“IFRS Standards”), as issued by the International Accounting Standards Board (“IASB”). IFRS Standards comprise: (i) IFRS Standards; (ii) International Accounting Standards (“IAS Standards”); (iii) IFRS Interpretations Committee (“IFRIC”) Interpretations; and (iv) Standing Interpretations Committee (“SIC”) Interpretations.

The consolidated financial statements have been prepared on a historical cost basis, except for the measurement at fair value of derivative financial instruments, financial assets, investments in equity financial instruments, plan assets of post-employment benefits and share-based payments, as described in the notes to the financial statements below.

The preparation of consolidated financial statements in conformity with IFRS Standards, requires the use of certain critical accounting estimates. It also requires management to exercise its judgment in the process of applying the Group’s accounting policies. Changes in assumptions may have a significant impact on the consolidated financial statements in the period the assumptions changed. Management believes that the underlying assumptions are appropriate. The areas involving a higher degree of judgment or complexity, or areas where estimates and assumptions are significant to the Group’s financial statements are disclosed in Note 5 to these consolidated financial statements.

The consolidated statements of income of the Group for the years ended December 31, 2022, 2021 and 2020, have been prepared to present the discontinued operations following the TelevisaUnivision Transaction closed on January 31, 2022. Accordingly, the consolidated statements of income of the Group for the years ended December 31, 2021 and 2020, have been re-presented from those previously reported by the Company, to present in those periods the results from discontinued operations for the businesses disposed of by the Group on January 31, 2022 (see Notes 3 and 28).

These consolidated financial statements were authorized for issuance on March 31, 2023, and were also authorized for issuance on April 26, 2023, including the events disclosed in Note 30, by the Group’s Corporate Vice President of Finance.

Consolidation

(b)   Consolidation

The financial statements of the Group are prepared on a consolidated basis and include the assets, liabilities, and results of operations of all companies in which the Company has a controlling interest (subsidiaries). All intercompany balances and transactions have been eliminated from the consolidated financial statements.

Subsidiaries

Subsidiaries are all entities over which the Company has control. The Group controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. The existence and effects of potential voting rights that are currently exercisable or convertible are considered when assessing whether or not the Company controls another entity. The subsidiaries are consolidated from the date on which control is obtained by the Company and cease to consolidate from the date on which said control is lost.

The Group applies the acquisition method to account for business combinations. The consideration transferred for the acquisition of a subsidiary is the fair value of the assets transferred, the liabilities incurred to the former owners of the acquiree, and the equity interests issued by the Group. The consideration transferred includes the fair value of any asset or liability resulting from a contingent consideration arrangement. Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are measured initially at their fair values at the acquisition date. The Group recognizes any non-controlling interest in the acquiree on an acquisition-by-acquisition basis at the non-controlling interest’s proportionate share of the recognized amounts of acquiree’s identifiable net assets.

Acquisition-related costs are expensed as incurred.

Goodwill is initially measured as the excess of the aggregate of the consideration transferred and the fair value of non-controlling interest over the net identifiable assets acquired and liabilities assumed. If this consideration is lower than the fair value of the net assets of the subsidiary acquired, the difference is recognized in income or loss.

Changes in Ownership Interests in Subsidiaries without Change of Control

Transactions with non-controlling interests that do not result in loss of control are accounted for as equity transactions that is, as transactions with the owners in their capacity as owners. The difference between fair value of any consideration paid and the interest acquired of the carrying amount of net assets of the subsidiary is recorded in equity. Gains or losses on disposals of non-controlling interests are also recorded in equity.

Loss of Control of a Subsidiary

When the Company ceases to have control of a subsidiary, any retained interest in the entity is remeasured to its fair value at the date when control is lost, with the change in carrying amount recognized in income or loss. The fair value is the initial carrying amount for the purposes of subsequently accounting for the retained interest as an associate, joint venture or financial asset. In addition, any amounts previously recognized in other comprehensive income in respect of that entity are accounted for as if the Group had directly disposed of the related assets or liabilities. This means that amounts previously recognized in other comprehensive income are reclassified to income or loss except for certain equity financial instruments designated irrevocably with changes in other comprehensive income or loss.

Discontinued Operations

A discontinued operation is a component of the Group that either has been disposed of or is classified as held for sale, for which its operations and cash flows can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the Group and represents a separate major line of business or operations.

Classification as a discontinued operation occurs at the earlier of disposal or when the operation meets the criteria to be classified as held for sale.

When an operation is classified as a discontinued operation, the comparative consolidated statements of income are re-presented as if the operation had been discontinued from the start of the comparative period.

Subsidiaries of the Company

At December 31, 2022 and 2021, the main direct and indirect subsidiaries of the Company were as follows:

	Company’s
	Ownership	Business
Subsidiaries	Interest (1)	Segment (2)
Empresas Cablevisión, S.A.B. de C.V. and subsidiaries (collectively, “Empresas Cablevisión”) (3)	51.2%	Cable
Subsidiaries engaged in the Cablemás business (collectively, “Cablemás”) (4)	100%	Cable
Televisión Internacional, S.A. de C.V. and subsidiaries (collectively, “TVI”) (5)	100%	Cable
Cablestar, S.A. de C.V. and subsidiaries (collectively, “Bestel”) (6)	66.2%	Cable
Arretis, S.A.P.I. de C.V. and subsidiaries (collectively, “Cablecom”) (7)	100%	Cable
Subsidiaries engaged in the Telecable business (collectively, “Telecable”) (8)	100%	Cable
FTTH de México, S.A. de C.V. (9)	100%	Cable
Corporativo Vasco de Quiroga, S.A. de C.V. (“CVQ”) and subsidiaries (10)	100%	Cable and Sky
Innova, S. de R.L. de C.V. (“Innova”) and subsidiaries (collectively, “Sky”) (11)	58.7%	Sky
Grupo Telesistema, S.A. de C.V. (“Grupo Telesistema”) and subsidiaries (13)	100%	Content and Other Businesses (2)
Televisa, S. de R. L. de C.V. (Televisa, S.A. de C.V. through May 2021) (“Televisa”) (12)	100%	Content (2)
Televisión Independiente de México, S.A. de C.V. (“TIM”) (12)	100%	Content (2)
G.Televisa-D, S.A. de C.V. (12)	100%	Content (2)
Multimedia Telecom, S.A. de C.V. (“Multimedia Telecom”) and subsidiary (13)	100%	Content (2)
Ulvik, S.A. de C.V. (14)	100%	Content and Other Businesses (2)
Controladora de Juegos y Sorteos de México, S.A. de C.V. and subsidiaries	100%	Other Businesses
Editorial Televisa, S.A. de C.V. and subsidiaries	100%	Other Businesses
Grupo Distribuidoras Intermex, S.A. de C.V. and subsidiaries	100%	Other Businesses
Villacezán, S.A. de C.V. (“Villacezán”) and subsidiaries (13)	100%	Content and Other Businesses (2)

(1)	Percentage of equity interest directly or indirectly held by the Company.
(2)	See Note 26 for a description of each of the Group’s business segments. The Group’s operations of the Content segment were discontinued following the closing of the TelevisaUnivision Transaction on January 31, 2022 (see Note 3).
(3)	Empresas Cablevisión, S.A.B. de C.V., is a direct majority-owned subsidiary of CVQ.
(4)	The subsidiaries in the Cablemás business are directly and indirectly owned by CVQ.
(5)	Televisión Internacional, S.A. de C.V., is a direct subsidiary of CVQ.
(6)	Cablestar, S.A. de C.V., is an indirect majority-owned subsidiary of CVQ and Empresas Cablevisión, S.A.B. de C.V.
(7)	Arretis, S.A.P.I. de C.V., is a direct subsidiary of CVQ.
(8)	The subsidiaries in the Telecable business are directly owned by CVQ.
(9)	FTTH de México, S. A. de C.V., is an indirect subsidiary of CVQ.
(10)	CVQ is a direct subsidiary of the Company and the parent company of Empresas Cablevisión, Cablemás, TVI, Bestel, Cablecom, Telecable and Innova.
(11)	Innova is an indirect majority-owned subsidiary of the Company, CVQ and Sky DTH, S.A. de C.V. (“Sky DTH”), and a direct majority-owned subsidiary of Innova Holdings, S. de R.L. de C.V. (“Innova Holdings”). Sky is a satellite television provider in Mexico, Central America and the Dominican Republic. Although the Company holds a majority of Innova’s equity and designates a majority of the members of Innova’s Board of Directors, the non-controlling interest has certain governance and veto rights in Innova, including the right to block certain transactions between the companies in the Group and Sky. These veto rights are protective in nature and do not affect decisions about relevant business activities of Innova.
(12)	TIM and G.Televisa-D, S.A. de C.V., are direct subsidiaries of Grupo Telesistema, and through January 31, 2022, were part of the Group’s former Content business. Televisa was a direct subsidiary of Grupo Telesistema through January 31, 2022.
(13)	Multimedia Telecom and its direct subsidiary, Comunicaciones Tieren, S.A. de C.V. (“Tieren”), and Villacezán are indirect wholly-owned subsidiaries of Grupo Telesistema. As of December 31, 2022, Multimedia Telecom, Grupo Telesistema, Tieren, Villacezán, and Corporativo TD Sports, S.A. de C.V., a direct subsidiary of Grupo Telesistema, are the subsidiaries through which the Company owns shares of the capital stock of TelevisaUnivision (formerly known as Univision Holdings II, Inc. or UH II), the successor company of Univision Holdings, Inc. (“UHI”) and the parent company of Univision Communications Inc. (“Univision”), representing 43.8%, 49.7%, 2.1%, 3.7% and 0.7% , respectively, of the Group’s aggregate investment in shares of common stock issued by TelevisaUnivision as of December 31, 2022. Multimedia Telecom and Tieren were the subsidiaries through which the Company owned shares of the capital stock of UH II, representing 95.3% and 4.7%, respectively, of the Group’s aggregate investment in shares of common stock issued by UH II as of December 31, 2021 (see Notes 3, 10 and 20).
(14)	A direct subsidiary of the company and the parent company of Televisa Corporación, S.A. de C.V., an indirect subsidiary of the company that provides services to certain companies in the Group’s Other Businesses segment and, through January 31, 2022, provided services to certain companies in the Group’s former Content segment.

Concessions and Permits

The Group’s Cable, Sky and Other Businesses segments, require governmental concessions and special authorizations for the provision of telecommunications and broadcasting services in Mexico. Such concessions are granted by the Mexican Institute of Telecommunications (“Instituto Federal de Telecomunicaciones” or “IFT”) for a fixed term, subject to renewal in accordance with the Mexican Telecommunications and Broadcasting Law (“Ley Federal de Telecomunicaciones y Radiodifusión” or “LFTR”).

Renewal of concessions for the Cable and Sky segments require, among others: (i) to request its renewal to IFT prior to the last fifth period of the fixed term of the related concession; (ii) to be in compliance with the concession holder’s obligations under the LFTR, other applicable regulations, and the concession title; and (iii) the acceptance by the concession holder of any new conditions for renewing the concession as set forth by IFT. IFT shall resolve any request for renewal of the telecommunications concessions within 180 business days of its request. Failure to respond within such period of time shall be interpreted as if the request for renewal has been granted.

The Group holds a number of concessions by the Mexican government that authorizes it to broadcast programming over television stations for the signals of TelevisaUnivision. The payments made by the Group for these broadcasting concessions were accounted for as intangible assets in the Group’s Content segment through January 31, 2022, and are accounted as intangible assets in the Group’s Other Businesses segment after that date (see Notes 3, 13 and 26).

Renewal of broadcasting concessions for the broadcast programming operations over television stations for the signals of TelevisaUnivision, require, among others: (i) to request such renewal to IFT prior to the last fifth period of the fixed term of the related concession; (ii) to be in compliance with the concession holder’s obligations under the LFTR, other applicable regulations, and the concession title; (iii) a declaration by IFT that there is no public interest in recovering the spectrum granted under the related concession; and (iv) the acceptance by the concession holder of any new conditions for renewing the concession as set forth by IFT, including the payment of a related fee. IFT shall resolve within the year following the presentation of the request, if there is public interest in recovering the spectrum granted under the related concession, in which case it will notify its determination and proceed with the termination of the concession at the end of its fixed term. If IFT determines that there is no public interest in recovering the spectrum, it will grant the requested extension within 180 business days, provided that the concessionaire accepts, in advance, the new conditions set by IFT, which will include the payment of the fee referred to above. Such fee will be determined by IFT for the relevant concessions, considering the following elements: (i) the frequency band; (ii) the amount of spectrum; (iii) coverage of the frequency band; (iv) domestic and international benchmark regarding the market value of frequency bands; and (v) upon request of IFT, an opinion issued by the Ministry of Finance and Public Credit of IFT´s proposal for calculation of the fee.

The regulations of the broadcasting and the telecommunications concessions (including satellite pay TV) establish that at the end of the concession, the frequency bands or spectrum attached to the services provided in the concessions shall return to the Mexican government. In addition, at the end of the concession, the Mexican government will have the preferential right to acquire infrastructure, equipment and other goods directly used in the provision of the concession. If the Mexican government were to exercise its right to acquire infrastructure, equipment and other goods, it would be required to pay a price that is equivalent to a formula that is similar to fair value. To the knowledge of the Company’s management, no spectrum granted for broadcasting services in Mexico has been recovered by the Mexican government in at least the past three decades for public interest reasons. However, the Company’s management is unable to predict the outcome of any action by IFT in this regard. In addition, these assets, by themselves, would not be enough to immediately begin broadcasting or offering satellite pay TV services or telecommunications services, as no content producing assets or other equipment necessary to operate the business would be included.

Also, the Group’s Gaming business, which is reported in the Other Businesses segment, requires a permit granted by the Mexican Federal Government for a fixed term, subject to renewal in accordance with Mexican law. Additionally, the Group’s Sky businesses in Central America and the Dominican Republic require concessions or permits granted by local regulatory authorities for a fixed term, subject to renewal in accordance with local laws.

The accounting guidelines provided by IFRIC 12 Service Concession Arrangements, are not applicable to the Group due primarily to the following factors: (i) the Mexican government does not substantially control the Group’s infrastructure, what services are provided with the infrastructure and the price at which such services are offered; (ii) the Group’s  broadcasting service does not constitute a public service as per the definition in IFRIC 12; and (iii) the Group is unable to divide its infrastructure among the public (telephony and possibly Internet services) and non-public (pay TV) service components.

At December 31, 2022, the expiration dates of the Group’s concessions and permits were as follows:

Segments	Expiration Dates
Cable	Various from 2026 to 2056
Sky	Various from 2024 to 2056
Other Businesses:
Broadcasting concessions (1)	In 2042 and 2052
Gaming	In 2030

(1)	In November 2018, the IFT approved (i) 23 concessions for the use of spectrum that comprise the Company’s 225 TV stations, for a term of 20 years, starting in January 2022 and ending in January 2042, and (ii) six concessions that grant the authorization to provide digital broadcasting television services of such 225 TV stations, for a term of 30 years, starting in January 2022 and ending in January 2052. In November 2018, the Group paid for such renewal an aggregate amount of Ps.5,754,543 in cash, which included a payment of Ps.1,194 for administrative expenses and recognized this payment as an intangible asset in its consolidated statement of financial position. This amount is being amortized over a period of 20 years beginning on January 1, 2022, by using the straight-line method. Through January 31, 2022, these broadcasting concessions were part of the Group’s former Content segment, and after the TelevisaUnivision Transaction closed on that date, these concessions became part of the Group’s Other Businesses segment (see Notes 3, 13 and 26).

The concessions or permits held by the Group are not subject to any significant pricing regulations in the ordinary course of business.

Investments in Associates and Joint Ventures

(c)   Investments in Associates and Joint Ventures

Associates are those entities over which the Group has significant influence but not control or joint control, over the financial and operating policies, generally those entities with a shareholding of between 20% and 50% of the voting rights. Investments in joint arrangements are classified as either joint operations or joint ventures depending on the contractual rights and obligations of each investor. Joint ventures are those joint arrangements where the Group exercises joint control with one or more stockholders, without exercising control individually, and have rights to the net assets of the joint arrangements. Investments in associates and joint ventures are accounted for using the equity method of accounting. Under the equity method, the investment is initially recognized at cost, and the carrying amount is increased or decreased to recognize the investor’s share of the net assets of the investee after the date of acquisition. The investor’s income or loss includes its share of the investee’s income or loss and the investor’s other comprehensive income includes its share of the investee’s other comprehensive income.

The Group’s investments in associates include an equity interest in TelevisaUnivision (formerly known as UH II) represented by approximately 44.4% and 35.5% of the outstanding total common and preferred shares of TelevisaUnivision on an as-converted basis (excluding unvested and/or unsettled stock, restricted stock units and options of TelevisaUnivision) as of December 31, 2022 and 2021, respectively (see Notes 3 and 10).

If the Group’s share of losses of an associate or a joint venture, equals or exceeds its interest in the investee, the Group discontinues recognizing its share of further losses. The interest in an associate or a joint venture is the carrying amount of the investment in the investee under the equity method together with any other long-term investment that, in substance, form part of the Group’s net investment in the investee. After the Group’s interest is reduced to zero, additional losses are provided for, and a liability is recognized, only to the extent that the Group has incurred legal or constructive obligations or made payments on behalf of the associate or joint venture.

Any gain or loss resulting from a downstream transaction involving assets that constitute a business, as defined in IFRS 3 Business Combinations, between the Company (including its consolidated subsidiaries) and its associate or joint venture is recognized in full in the Group’s financial statements. The Group adopted this accounting policy in connection with the TelevisaUnivision Transaction closed on January 31, 2022 (see Note 3), and in accordance with the guidelines of Amendments to IFRS 10 and IAS 28 Sale or Contribution of Assets between an Investor and its Associate or Joint Venture, and Effective Date of Amendments to IFRS 10 and IAS 28, issued by the IASB.

Segment Reporting

(d)   Segment Reporting

Operating segments are reported in a manner consistent with the internal reporting provided to the Group’s Co-Chief Executive Officers (“chief operating decision makers”), who are responsible for allocating resources and assessing performance for each of the Group’s operating segments.

Foreign Currency Translation

(e)   Foreign Currency Translation

Functional and Presentation Currency

Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (“functional currency”). The presentation and reporting currency of the Group’s consolidated financial statements is the Mexican peso, which is used for compliance with its legal and tax obligations.

Transactions and Balances

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions or measurement where items are remeasured. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the statement of income as part of finance income or expense, except when deferred in other comprehensive income as qualifying cash flow hedges and qualifying net investment hedges.

Changes in the fair value of monetary securities denominated in foreign currency classified as investments in financial instruments are analyzed between exchange differences resulting from changes in the amortized cost of the security and other changes in the carrying amount of the security. Translation differences related to changes in amortized cost are recognized in income or loss, and other changes in carrying amount are recognized in other comprehensive income or loss.

Translation of Foreign Operations

The financial statements of the Group’s foreign entities that have a functional currency different from the presentation currency are translated into the presentation currency as follows: (a) assets and liabilities are translated at the closing rate at the date of the statement of financial position; (b) income and expenses are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the rate on the dates of the transactions); (c) stockholders’ equity accounts are translated at the prevailing exchange rate at the time capital contributions were made and earnings were generated and (d) all resulting translation differences are recognized in other comprehensive income or loss.

Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing rate. Translation differences arising are recognized in other comprehensive income or loss.

Assets and liabilities in foreign currencies of non-Mexican subsidiaries that use the Mexican Peso as a functional currency are initially converted to Mexican Pesos by utilizing the exchange rate of the statement of financial position date for monetary assets and liabilities, and historical exchange rates for non-monetary items, with the related adjustment included in the consolidated statement of income as finance income or expense.

A portion of the Group’s outstanding principal amount of its U.S. dollar denominated long-term debt (hedging instrument, disclosed in the line item “Long-term debt, net of current portion” of the consolidated statement of financial position) has been designated as a hedge of a net investment in a foreign operation in connection with the Group’s investment in shares of TelevisaUnivision (formerly known as UH II) (hedged item), which amounted to U.S.$2,538.8 million (Ps.49,446,349) and U.S.$1,254.5 million (Ps.25,721,539) as of December 31, 2022 and 2021, respectively. Consequently, any foreign exchange gain or loss attributable to this designated hedging long-term debt is credited or charged directly to other comprehensive income or loss as a cumulative result from foreign currency translation (see Note 10).

A portion of the Group’s outstanding principal amount of its U.S. dollar denominated long-term debt (hedging instrument, disclosed in the line item “Long-term debt, net of current portion” of the consolidated statement of financial position) was designated as a fair value hedge of foreign exchange exposure related to its investment in warrants that were exercisable for common stock of UHI (hedged item) through December 29, 2020, the date on which the Group exercised all of these warrants for common stock of UHI, which amounted to U.S.$871.6 million (Ps.17,387,699) as of December 29, 2020. Consequently, any foreign exchange gain or loss attributable to this designated hedging long-term debt was credited or charged directly to other comprehensive income or loss through December 29, 2020, along with the recognition in the same line item of any foreign currency gain or loss of this investment in warrants designated as a hedged item through that date (see Notes 14 and 18).

A portion of the Group’s outstanding principal amount of its U.S. dollar denominated long-term debt (hedging instrument, disclosed in the line item “Long-term debt, net of current portion” of the consolidated statement of financial position) has been designated as a fair value hedge of foreign exchange exposure related to its investment in Open-Ended Fund (hedged item), which amounted to U.S.$39.7 million (Ps.773,209) and U.S.$46.1 million (Ps.945,176), as of December 31, 2022 and 2021, respectively. Consequently, any foreign exchange gain or loss attributable to this designated hedging long-term debt is credited or charged directly to other comprehensive income or loss, along with the recognition in the same line item of any foreign currency gain or loss of this investment in Open-Ended Fund designated as a hedged item (see Notes 9, 14 and 18).

Cash and Cash Equivalents and Temporary Investments

(f)   Cash and Cash Equivalents and Temporary Investments

Cash and cash equivalents consist of cash on hand and all highly liquid investments with an original maturity of three months or less at the date of acquisition. Cash is stated at nominal value and cash equivalents are measured at fair value, and the changes in the fair value are recognized in the statement of income.

Temporary investments consist of short-term investments in securities, including without limitation debt with a maturity of over three months and up to one year at the date of acquisition, stock and other financial instruments, or a combination thereof, as well as current maturities of non-current financial assets. Temporary investments are measured at fair value with changes in fair value recognized in finance income in the consolidated income statement, except the current maturities of non-current held-to-maturity securities which are measured at amortized cost.

As of December 31, 2022 and 2021, cash equivalents primarily consisted of fixed short-term deposits and corporate fixed income securities denominated in U.S. dollars and Mexican pesos, with an average yield of approximately 1.53% for U.S. dollar deposits and 7.40% for Mexican peso deposits in 2022, and approximately 0.07% for U.S. dollar deposits and 4.36% for Mexican peso deposits in 2021.

Transmission Rights and Programming

(g)   Transmission Rights and Programming

Transmission rights are valued at the lesser of acquisition cost and net realizable value.

Transmission rights are recognized from the point at which the legally enforceable license period begins. Until the license term commences and the programming rights are available, payments made are recognized as prepayments. Cost of revenues is calculated and recorded for the month in which transmission rights are matched with related revenues.

Transmission rights are recognized in income over the lives of the contracts. Transmission rights in perpetuity are amortized on a straight-line basis over the period of the expected benefit as determined by past experience, but not exceeding 25 years.

Through January 31, 2022, programming was comprised of programs, literary works, production talent advances and films.  Programs and films were valued at the lesser of production cost, which consisted of direct production costs and production overhead, and net realizable value. Literary works were valued at the lesser of acquisition cost and net realizable value. Payments for production talent advances were initially capitalized and subsequently included as direct or indirect costs of program production. Cost of revenues was calculated and recorded for the month in which programs, literary works, production talent advances and films were matched with related revenues.

Through January 31, 2022, the Group’s policy was to capitalize the production costs of programs which benefited more than one annual period and amortized them over the expected period of future program revenues based on the Company’s historical revenue patterns and usage for similar productions.

Inventories

(h)   Inventories

Inventories of paper, magazines, materials and supplies for maintenance of technical equipment are recorded at the lower of cost or its net realizable value. The net realization value is the estimated selling price in the normal course of business, less estimated costs to conduct the sale. Cost is determined using the average cost method.

Financial Assets

(i)   Financial Assets

The Group classifies its financial assets in accordance with IFRS 9 Financial Instruments (“IFRS 9”). Under the guidelines of IFRS 9, the Group classifies financial assets as subsequently measured at amortized cost, fair value through other comprehensive income or loss (“FVOCIL”), or fair value through income or loss (“FVIL”), based on the Company’s business model for managing the financial assets and the contractual cash flows characteristics of the financial asset.

Financial Assets Measured at Amortized Cost

Financial assets are measured at amortized cost when the objective of holding such financial assets is to collect contractual cash flows, and the contractual terms of the financial asset give rise on specified dates to cash flows that are only payments of principal and interest on the principal amount outstanding. These financial assets are initially recognized at fair value plus transaction costs and subsequently carried at amortized cost using the effective interest rate method, with changes in carrying amount recognized in the consolidated statement of income in the line which most appropriately reflects the nature of the item or transaction. They are included in current assets, except for maturities greater than 12 months after the end of the reporting period that are included in non-current assets. The Group’s financial assets measured at amortized costs are primarily presented as “trade accounts and notes receivable”, “other accounts and notes receivable”, and “due from related parties” in the consolidated statement of financial position (see Note 7).

Financial Assets Measured at FVOCIL

Financial assets are measured at FVOCIL when the objective of holding such financial assets is both collecting contractual cash flows and selling financial assets, and the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

The Group’s investments in certain equity instruments have been designated to be measured at FVOCIL, as permitted by IFRS 9. In connection with this designation, any amounts presented in consolidated other comprehensive income are not subsequently transferred to consolidated income. Dividends from these equity instruments are recognized in consolidated income when the right to receive payment of the dividend is established, and such dividend is probable to be paid to the Group.

Financial Assets at FVIL

Financial assets at FVIL are financial assets held for trading. A financial asset is classified in this category if acquired principally for the purpose of selling in the short term. Derivatives are also categorized as held for trading unless they are designated as hedges. Assets in this category are classified as current assets if expected to be settled within 12 months, otherwise they are classified as non-current.

Impairment of Financial Assets

The Group assesses on a forward-looking basis the expected credit losses associated with its financial assets carried at FVOCIL. The impairment methodology applied depends on whether there has been a significant increase in credit risk.

For trade receivables, the Group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the receivables (see Note 7).

Offsetting of Financial Instruments

Financial assets are offset against financial liabilities and the net amount reported in the consolidated statement of financial position if, and only when the Group: (i) currently has a legally enforceable right to set off the recognized amounts; and (ii) intends either to settle on a net basis, or to realize the assets and settle the liability simultaneously.

Property, Plant and Equipment, and Investment Property

(j)   Property, Plant and Equipment, and Investment Property

Property, plant and equipment are recorded at acquisition cost.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognized. All other repairs and maintenance are charged to income or loss during the financial period in which they are incurred.

The initial estimate of the costs of dismantling items of property, plant and equipment are recognized as incurred at the fair value of related dismantling obligations. These dismantling obligations are primarily related to the use of the Group’s Cable segment networks during a particular period and presented as part of other long-term liabilities in the Group’s consolidated statements of financial position. As of December 31, 2022 and 2021, the present value of the Group’s dismantling obligations amounted to Ps.1,129,184 and Ps.933,880, respectively.

Land is not depreciated. Depreciation of property, plant and equipment is based upon the carrying amount of the assets in use and is computed using the straight-line method over the estimated useful lives of the asset, as follows:

Estimated
Useful Lives
Buildings	20-50 years
Technical equipment	3-30 years
Satellite transponders	15 years
Furniture and fixtures	10-15 years
Transportation equipment	4-8 years
Computer equipment	3-6 years
Leasehold improvements	5-30 years

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognized within other income or expense in the consolidated statement of income.

If significant parts of an item of property, plant and equipment have different useful lives, then they are accounted for as separate items (major components) of property, plant and equipment.

Investment Property

Beginning on February 1, 2022 the Group has investment property. Investment property is property of the Group (land or a building or part of a building or both) held by a lessee as a right-of-use asset to earn rentals rather than for use in the production or supply of goods or services or for administrative purposes, or sale in the ordinary course of business.

Land is not depreciated. Depreciation of investment property is based upon the carrying amount of the assets in use and is computed using the straight-line method over the estimated useful lives of the asset, as follows:

Estimated Useful Lives
Buildings	20-65 years

The Group’s investment property is measured at cost less any accumulated depreciation and any accumulated impairment losses.

Lease Agreements

(k)   Lease Agreements

As a lessee, the Group recognizes a right-of-use asset representing its right to use the underlying asset in a lease agreement, and a lease liability representing its obligation to make lease payments.

Right-of-use assets are measured at cost comprising the following: the amount of the initial measurement of lease liability, any lease payments made at or before the commencement date less any lease incentives received, any initial direct costs and restoration costs.

Right-of-use assets are generally depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis. If the Group is reasonably certain to exercise a purchase option, the right-of-use asset is depreciated over the underlying asset’s useful life.

Payments associated with short-term leases of equipment and vehicles and mostly leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss. Short-term leases are leases with a lease term of 12 months or less.

The Group recognizes a depreciation of rights-of-use assets for long-term lease agreements, and a finance expense for interest from related lease liabilities.

The Group leases its investment property consisting of certain owned building and land property (see Note 11). These lease agreements are classified as operating leases from a lessor perspective.

Intangible Assets and Goodwill

(l)   Intangible Assets and Goodwill

Intangible assets and goodwill are recognized at acquisition cost. Intangible assets and goodwill acquired through business combinations are recorded at fair value at the date of acquisition. Intangible assets with indefinite useful lives, which include, trademarks, concessions, and goodwill, are not amortized, and subsequently recognized at cost less accumulated impairment losses. Intangible assets with finite useful lives are amortized on a straight-line basis over their estimated useful lives, as follows:

Estimated
Useful Lives
Trademarks with finite useful lives	4 years
Licenses	3-10 years
Subscriber lists	4-5 years
Payments for renewal of concessions	20 years
Other intangible assets	3-20 years

Trademarks

The Group determines its acquired trademarks to have an indefinite life when they are expected to generate net cash inflows for the Group indefinitely. Additionally, the Group considers that there are no legal, regulatory or contractual provisions that limit the useful lives of trademarks. The Group has not capitalized any amounts associated with internally developed trademarks.

Concessions

The Group defined concessions to have an indefinite life due to the fact that the Group has a history of renewing its concessions upon expiration, has maintained the concessions granted by the Mexican government, and has no foreseeable limit to the period over which the assets are expected to generate net cash inflows. In addition, the Group is committed to continue to invest for the long term to extend the period over which the broadcasting and telecommunications concessions are expected to continue to provide economic benefits.

Any fees paid by the Group to regulatory authorities for concessions renewed are determined to have finite useful lives and are amortized on a straight-line basis over the fixed term of the related concession.

Goodwill

Goodwill arises on the acquisition of a business and represents the excess of the consideration transferred over the Group’s interest in net fair value of the identifiable assets, liabilities and contingent liabilities of the acquiree and the fair value of the non-controlling interest in the acquiree.

For the purpose of impairment testing, goodwill acquired in a business combination is allocated to each of the cash generating units (“CGUs”), or groups of CGUs, that are expected to benefit from the synergies of the combination. Each unit or group of units to which the goodwill is allocated represents the lowest level within the entity at which the goodwill is monitored for internal management purposes.

Goodwill impairment reviews are undertaken annually or more frequently if events or changes in circumstances indicate a potential impairment. The carrying amount of goodwill is compared to the recoverable amount, which is the greater of the value in use and the fair value less costs to sell. Any impairment of goodwill is recognized as an expense in the consolidated statement of income and is not subject to be reversed in subsequent periods.

Impairment of Long-lived Assets

(m)   Impairment of Long-lived Assets

The Group reviews for impairment the carrying amounts of its long-lived assets, tangible and intangible (see Note 13), whenever events or changes in business circumstances indicate that these carrying amounts may not be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the greater of an asset’s fair value less costs to sell and value in use. To determine whether an impairment exists, the carrying amount of the reporting unit is compared with its recoverable amount. Fair value estimates are based on quoted market values in active markets, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including discounted value of estimated future cash flows, market multiples or third-party appraisal valuations. Any impairment of long-lived assets other than goodwill may be subsequently reversed under certain circumstances.

Trade Accounts Payable and Accrued Expenses

(n)   Trade Accounts Payable and Accrued Expenses

Trade accounts payable and accrued expenses are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Trade accounts payable and accrued expenses are classified as current liabilities if payment is due within one year or less (or in the normal operating cycle of the business if longer). If not, they are presented as non-current liabilities.

Trade accounts payable and accrued expenses are recognized initially at fair value and subsequently measured at amortized cost using the effective interest method.

Trade accounts payable and accrued expenses are presented as a single item of consolidated current liabilities in the consolidated statements of financial position as of December 31, 2022 and 2021.

Debt

(o)   Debt

Debt is recognized initially at fair value, net of transaction costs incurred. Debt is subsequently carried at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the consolidated statement of income over the period on which the debt is outstanding using the effective interest method.

Fees paid on the establishment of debt facilities are recognized as transaction costs of the loan to the extent that it is probable that some or all of the facility will be drawn down. In this case, the fee is deferred until the draw-down occurs. To the extent there is no evidence that it is probable that some or all of the facility will be drawn down, the fee is capitalized as a pre-payment for liquidity services and amortized over the period of the facility to which it relates.

Current portion of long-term debt and interest payable are presented as a separate line item in the consolidated statements of financial position as of December 31, 2022 and 2021.

Debt early redemption costs are recognized as finance expense in the consolidated statement of income.

Customer Deposits and Advances

(p)   Customer Deposits and Advances

Customer deposits and advance agreements for advertising services provide that customers receive prices that are fixed for the contract period for advertising time in the Group’s platforms or other services, based on rates established by the Group. Such rates vary depending on when the advertisement is made or the service is provided, including the season, hour, day and type of programming.

Through January 31, 2022, in connection with its former Content business, the Group recognized customer deposits and advance agreements for advertising services in the consolidated statement of financial position, when these agreements were executed either with a consideration in cash paid by customers or with short-term non-interest bearing notes received from customers in connection with annual (“upfront basis”) and from time to time (“scatter basis”) prepayments (see Note 7).

Customer deposits and advances agreements are presented by the Group as a contract liability in the consolidated statement of financial position when a customer pays consideration, or the Group has a right to an amount of consideration that is unconditional, before the Group transfers services to the customer. A contract liability is a Group’s obligation to transfer services or goods to a customer for which the Group has received consideration, or an amount of consideration is due, from the customer. In addition, the Group recognizes contract assets upon the approval of non-cancellable contracts that generate an unconditional right to receive cash consideration prior to services being rendered. The Company’s management has consistently recognized that an amount of consideration is due, for legal, finance and accounting purposes, when a short-term non-interest bearing note is received from a customer in connection with a deposit or advance agreement entered into with the customer for advertising services to be rendered by the Group in the short term.

Provisions

(q)   Provisions

Provisions are recognized when the Group has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and the amount has been reliably estimated. Provisions are not recognized for future operating losses.

Provisions are measured at the present value of the expenditures expected to be required to settle the obligation using a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provisions due to passage of time is recognized as interest expense.

Equity

(r)   Equity

The capital stock and other equity accounts include the effect of restatement through December 31, 1997, determined by applying the change in the Mexican National Consumer Price Index between the dates capital was contributed or net results were generated and December 31, 1997, the date through which the Mexican economy was considered hyperinflationary under the guidelines of IFRS Standards. The restatement represented the amount required to maintain the contributions and accumulated results in Mexican Pesos in purchasing power as of December 31, 1997.

Where any company in the Group purchases shares of the Company’s capital stock (shares repurchased), the consideration paid, including any directly attributable incremental costs is deducted from equity attributable to stockholders of the Company until the shares are cancelled, reissued, or sold. Where such shares repurchased are subsequently reissued or sold, any consideration received, net of any directly attributable incremental transaction costs, is included in equity attributable to stockholders of the Company.

Revenue Recognition and Contract Costs

(s)   Revenue Recognition and Contract Costs

Revenue is measured at the fair value of the consideration received or receivable and represents amounts receivable for services provided. The Group recognizes revenue when the amount of revenue can be reliably measured; when it is probable that future economic benefits will flow to the entity; and when specific criteria have been met for each of the Group’s activities, as described below. The Group bases its estimate of return on historical results, taking into consideration the type of customer, the type of transaction and the specifics of each arrangement.

Through January 31, 2022, the Group derived the majority of its revenues from media and entertainment-related business activities both in Mexico and internationally. Following the TelevisaUnivision Transaction, which was closed on January 31, 2022, the Group derives the majority of its revenues from telecommunications-related business activities, primarily from its Cable and Sky segment operations (see Notes 3 and 26). Revenues are recognized when the service is provided, and collection is probable. A summary of revenue recognition policies by significant activity is as follows:

●	Cable television, internet and telephone subscription, and pay-per-view and installation fees are recognized in the period in which the services are rendered.
●	Revenues from other telecommunications and data services are recognized in the period in which these services are provided. Other telecommunications services include long distance and local telephony, as well as leasing and maintenance of telecommunications facilities.
●	Sky program service revenues, including advances from customers for future direct-to-home (“DTH”) program services, are recognized at the time the service is provided.
●	Advertising revenues, including deposits and advances from customers for future advertising, were recognized at the time the advertising services were rendered. The advertising revenues of the Group’s Content segment operations were discontinued on January 31, 2022, in connection with the TelevisaUnivision Transaction (see Note 3).
●	Revenues from program services for network subscription and licensed and syndicated television programs were recognized when the programs were sold and became available for broadcast. These revenues were discontinued on January 31, 2022, in connection with the TelevisaUnivision Transaction (see Note 3).
●	Revenues from magazine subscriptions are initially deferred and recognized proportionately as products are delivered to subscribers. Revenues from the sales of magazines are recognized on the date of circulation of delivered merchandise, net of a provision for estimated returns.
●	Revenues from publishing distribution are recognized upon distribution of the products.
●	Revenues from attendance to soccer games, including revenues from advance ticket sales for soccer games and other promotional events, are recognized on the date of the relevant event.
●	Motion picture production and distribution revenues were recognized as the films were exhibited. These revenues were discontinued on January 31, 2022, in connection with the TelevisaUnivision Transaction (see Note 3).
●	Gaming revenues consist of the net win from gaming activities, which is the difference between amounts wagered and amounts paid to winning patrons and are recognized at the time of such net win.

In respect to sales of multiple products or services, the Group evaluates whether it has fair value evidence for each deliverable in the transaction. The Group sells cable television, internet and telephone subscription to subscribers in a bundled package at a rate lower than if the subscriber purchases each product on an individual basis. Subscription revenues received from such subscribers are allocated to each product in a pro-rata manner based on the fair value of each of the respective services.

Contract Costs

Incremental costs for obtaining contracts with customers in the Cable and Sky segments, primarily commissions, are recognized as contract costs (assets) in the Group’s consolidated statement of financial position and amortized in the expected life of contracts with customers.

The Group has recognized assets from incremental costs of obtaining contracts with customers, primarily commissions, which were classified as current and non-current assets in its consolidated financial statements as of December 31, 2022 and 2021, as follows:

	Cable		Sky		Total
Contract costs:
At January 1, 2022	Ps.	2,498,124	Ps.	2,500,190	Ps.	4,998,314
Additions		1,764,989		580,042		2,345,031
Amount recognized in income		(965,677)		(1,059,442)		(2,025,119)
Total Contract Costs at December 31, 2022		3,297,436		2,020,790		5,318,226
Less:
Current Contract Costs		1,077,417		840,870		1,918,287
Total Non-current Contract Costs	Ps.	2,220,019	Ps.	1,179,920	Ps.	3,399,939

	Cable		Sky		Total
Contract costs:
At January 1, 2021	Ps.	2,027,691	Ps.	2,513,866	Ps.	4,541,557
Additions		1,209,894		1,088,956		2,298,850
Amount recognized in income		(739,461)		(1,102,632)		(1,842,093)
Total Contract Costs at December 31, 2021		2,498,124		2,500,190		4,998,314
Less:
Current Contract Costs		797,273		985,450		1,782,723
Total Non-current Contract Costs	Ps.	1,700,851	Ps.	1,514,740	Ps.	3,215,591

Interest Income

(t)   Interest Income

Interest income is recognized using the effective interest method. When a loan and receivable is impaired, the Group reduces the carrying amount to its recoverable amount, being the estimated future cash flow discounted at the original effective interest rate of the instrument and continues unwinding the discount as interest income. Interest income on impaired loan and receivables is recognized using the original effective interest rate.

Employee Benefits

(u)   Employee Benefits

Pension and Seniority Premium Obligations

Plans exist for pensions and seniority premiums (post-employment benefits), for most of the Group’s employees funded through irrevocable trusts. Increases or decreases in the consolidated liability or asset for post-employment benefits are based upon actuarial calculations. Contributions to the trusts are determined in accordance with actuarial estimates of funding requirements. Payments of post-employment benefits are made by the trust administrators. The defined benefit obligation is calculated annually using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using interest rates of government bonds that are denominated in the currency in which the benefits will be paid, and that have terms to maturity approximating to the terms of the related pension obligation.

Remeasurement of post-employment benefit obligations related to experience adjustments and changes in actuarial assumptions of post-employment benefits are recognized in the period in which they are incurred as part of other comprehensive income or loss in consolidated equity.

Profit Sharing

The employees’ profit sharing required to be paid under certain circumstances in Mexico, is recognized as a direct benefit to employees in the consolidated statements of income in the period in which it is incurred. The profit sharing is paid to employees on a yearly basis and calculated by the Mexican companies in the Group at the statutory rate of 10% on their respective adjusted income in accordance with the Federal Labor Law. Beginning in 2021, there is a cap on the payment of profit sharing of up to three months of salary per employee (see Note 24).

Termination Benefits

Termination benefits, which mainly represent severance payments by law, are recorded in the consolidated statement of income. The Group recognizes termination benefits at the earlier of the following dates: (a) when the Group can no longer withdraw the offer of those benefits; and (b) when the entity recognizes costs for a restructuring that involves the payment of termination benefits.

Income Taxes

(v)   Income Taxes

The income tax expense for the period comprises current and deferred income tax. Income tax is recognized in the consolidated statement of income, except to the extent that it relates to items recognized in other comprehensive income or directly in equity. In this case, the income tax is recognized in other comprehensive income.

The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the statement of financial position date in the countries where the Company and its subsidiaries operate and generate taxable income. Management periodically evaluates positions taken in tax returns and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is recognized, using the balance sheet liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, deferred income tax liabilities are not recognized if they arise from the initial recognition of goodwill; deferred income tax is not accounted for if it arises from initial recognition of an asset or liability in a transaction (other than in a business combination) that at the time of the transaction affects neither accounting nor taxable income or loss. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted by the statement of financial position date and are expected to apply when the related deferred income tax asset is recovered or the deferred income tax liability is settled.

Deferred income tax assets are recognized only to the extent that it is probable that future taxable profit will be available against which the temporary differences and tax loss carryforwards can be utilized. For this purpose, the Group takes into consideration all available positive and negative evidence, including factors such as market conditions, industry analysis, projected taxable income, carryforward periods, current tax structure, potential changes or adjustments in tax structure, and future reversals of existing temporary differences.

Deferred income tax liabilities are provided on taxable temporary differences associated with investments in subsidiaries, joint ventures and associates, except for deferred income tax liabilities where the timing of the reversal of the temporary difference is controlled by the Group and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred income tax assets are provided on deductible temporary differences associated with investments in subsidiaries, joint ventures and associates, to the extent that it is probable that there will be sufficient taxable income against which to utilize the benefit of the temporary difference and it is expected to reverse in the foreseeable future.

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred income taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.

Derivative Financial Instruments

(w)   Derivative Financial Instruments

The Group recognizes derivative financial instruments as either assets or liabilities in the consolidated statements of financial position and measures such instruments at fair value. The accounting for changes in the fair value of a derivative financial instrument depends on the intended use of the derivative financial instrument and the resulting designation. For a derivative financial instrument designated as a cash flow hedge, the effective portion of such derivative’s gain or loss is initially reported as a component of  other comprehensive income or loss and subsequently reclassified into income when the hedged exposure affects income. The ineffective portion of the gain or loss is reported in income immediately. For a derivative financial instrument designated as a fair value hedge, the gain or loss is recognized in income in the period of change together with the offsetting loss or gain on the hedged item attributed to the risk being hedged. When a hedging instrument expires or is sold, terminated or exercised, the cumulative gain or loss on the hedging instrument that has been recognized in other comprehensive income remains in equity until the forecast transaction occurs. When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately reclassified to income or loss. For derivative financial instruments that are not designated as accounting hedges, changes in fair value are recognized in income in the period of change. During the years ended December 31, 2022, 2021 and 2020, certain derivative financial instruments qualified for hedge accounting (see Note 15).

Comprehensive Income

(x)   Comprehensive Income

Comprehensive income for the period includes the net income for the period presented in the consolidated statement of income plus other comprehensive income for the period reflected in the consolidated statement of comprehensive income.

Share-based Payment Agreements

(y)   Share-based Payment Agreements

Key officers and employees of certain subsidiaries of the Company have entered into agreements for the conditional sale of Company’s shares under the Company’s Long-Term Retention Plan (“LTRP”). The share-based compensation expense is measured at fair value at the date the equity benefits are conditionally sold to these officers and employees and recognized as a charge to consolidated income (administrative expense) over the vesting period. The Group recognized a share-based compensation expense of Ps.968,628, Ps.903,764 and Ps.863,782 for the years ended December 31, 2022, 2021 and 2020, respectively, of which Ps.968,628, Ps.1,066,863 and Ps.962,806 was credited in consolidated stockholders’ equity for each of those years, respectively (see Note 17).

New and Amended IFRS Standards

(z)   New and Amended IFRS Standards

The Group adopted some amendments and improvements to certain IFRS Standards that became effective in 2022, 2021 and 2020, which did not have any significant impact on the Group’s consolidated financial statements.

Below is a list of the new and amended IFRS Standards that have been issued by the IASB and are effective for annual periods beginning on January 1, 2023.

Effective for Annual
Periods Beginning
New or Amended IFRS Standard	Title of the IFRS Standard	On or After
Amendments to IFRS 10 and IAS 28	Sale or Contribution of Assets between an Investor and its Associate or Joint Venture	Postponed
IFRS 17 (1)	Insurance Contracts	January 1, 2023
Amendments to IAS 1 (1)	Classification of Liabilities as Current or Non-current	January 1, 2023
Amendments to IAS 8 (1)	Definition of Accounting Estimates	January 1, 2023
Amendments to IAS 1 and IFRS Practice Statement 2 (1)	Disclosure of Accounting Policies	January 1, 2023
Amendments to IAS 12 (1)	Deferred Tax related to Assets and Liabilities arising from a Single Transaction	January 1, 2023
Amendment to IFRS 17 (1)	Initial Application of IFRS 17 and IFRS 9 - Comparative Information	January 1, 2023
Amendments to IFRS 16 (1)	Lease Liability in a Sale and Leaseback	January 1, 2024
Amendments to IAS 1 (1)	Non-current Liabilities with Covenants	January 1, 2024

(1)	This new or amended IFRS Standard is not expected to have a significant impact on the Group’s consolidated financial statements.

Amendments to IFRS 10 and IAS 28 Sale or Contribution of Assets between an Investor and its Associate or Joint Venture, were issued by the IASB in September 2014, and addressed and acknowledged an inconsistency between the requirements in IFRS 10 Consolidated Financial Statements and those in IAS 28 Investments in Associates and Joint Ventures, in dealing with the sale or contribution of assets between an investor and its associate or joint venture. The main consequence of the amendments is that a full gain or loss is recognized when a transaction involves a business (whether it is housed in a subsidiary or not). A partial gain or loss is recognized when a transaction involves assets that do not constitute a business, even if these assets are housed in a subsidiary.In December 2015, the IASB decided to postpone the effective date of these amendments indefinitely. Entities are required to apply these amendments prospectively to the sale or contribution of assets occurring in annual periods beginning on or after a date to be determined by the IASB. Earlier application is permitted. If an entity applies these amendments earlier, it shall disclose that fact. These amendments became applicable to the Group’s consolidated financial statements in connection with the closing of the TelevisaUnivision Transaction in the first quarter of 2022 (see Note 3). As permitted, the Group has applied these amendments in 2022 and disclosed this fact in its consolidated financial statements.

IFRS 17 Insurance Contracts (“IFRS 17”) was issued by the IASB in May 2017 and amended in June 2020. IFRS 17  supersedes IFRS 4 Insurance Contracts (“IFRS 4”), which has given companies dispensation to carry on accounting for insurance contracts using national accounting standards, resulting in a multitude of different approaches. IFRS 17 establishes principles for the recognition, measurement, presentation and disclosures of insurance contracts issued. It also requires similar principles to be applied to reinsurance contracts with discretionary participation features issued. IFRS 17 solves the comparison problems created by IFRS 4 by requiring all insurance contracts to be accounted for in a consistent manner. Under the provisions of IFRS 17, insurance obligations will be accounted for using current values instead of historical cost. Amendments to IFRS 17 were issued in June 2020 aimed at helping companies implement the Standard and making it easier for them to explain their financial performance. The fundamental principles introduced when IFRS 17 was issued in May 2017 remained unaffected. IFRS 17 became effective on January 1, 2023.

Amendments to IAS 1 Classification of Liabilities as Current or Non-current were issued by the IASB in January 2020, and clarify one of the criteria in IAS 1 for classifying a liability as non-current that is, the requirement for an entity to have the right to defer settlement of the liability for at least 12 months after the reporting period. An entity shall apply these amendments for annual reporting periods beginning on or after January 1, 2023, retrospectively in accordance with IAS 8. Earlier application is permitted.

Amendments to IAS 8 Definition of Accounting Estimates, were issued by the IASB in February 2021, the amendments introduced the definition of accounting estimates and included other amendments to IAS 8 to help entities distinguish changes in accounting estimates from changes in accounting policies. The amendments are effective for annual reporting periods beginning on or after January 1, 2023. Earlier application is permitted.

Amendments to IAS 1 and IFRS Practice Statement 2 Disclosure of Accounting Policies, were issued by the IASB in February 2021, the Board amended paragraphs 117–122 of IAS 1 Presentation of Financial Statements to require entities to disclose their material accounting policy information rather than their significant accounting policies. To support this amendment the Board also amended IFRS Practice Statement 2 Making Materiality Judgements (Materiality Practice Statement) to explain and demonstrate the application of the “four-step materiality process” to accounting policy disclosures.

Amendments to IAS 12 Deferred Tax related to Assets and Liabilities arising from a Single Transaction were issued by the IASB in May 2021 and specify how companies should account for deferred tax on transactions such as leases and decommissioning obligations. IAS 12 Income Taxes specifies how a company accounts for income tax, including deferred tax, which represents tax payable or recoverable in the future. In specified circumstances, companies are exempt from recognizing deferred tax when they recognize assets and liabilities for the first time. Previously, there had been some uncertainty about whether the exemption applied to transactions such as leases and decommissioning obligations, transactions for which companies recognize both an asset and a liability. The amendments clarify that the exemption does not apply and that companies are required to recognize deferred tax on such transactions. The aim of the amendments is to reduce diversity in the reporting of deferred tax on leases and decommissioning obligations. The amendments will become effective for annual reporting periods beginning on or after January 1, 2023, with early application permitted.

Amendment to IFRS 17 Initial Application of IFRS 17 and IFRS 9 – Comparative Information, was issued by the IASB in December 2021 and includes a narrow-scope amendment to the transition requirements in IFRS 17, providing insurers with an option aimed at improving the usefulness of information to investors on initial application of the new Standard. The amendment relates to insurers’ transition to the new Standard only, and it does not affect any other requirements in IFRS 17. IFRS 17 and IFRS 9 have different transition requirements. For some insurers, these differences can cause temporary accounting mismatches between financial assets and insurance contract liabilities in the comparative information they present in their financial statements when applying IFRS 17 and IFRS 9 for the first time. IFRS 17, including this amendment, is effective for annual reporting periods beginning on or after January 1, 2023.

Amendments to IFRS 16 Lease Liability in a Sale and Leaseback, were issued by the IASB in September 2022, and add to requirements in IFRS 16 Leases (“IFRS 16”) explaining how a company accounts for a sale and leaseback after the date of the transaction. A sale and leaseback is a transaction for which a company sells an asset and leases the same asset back for a period of time from the new owner. IFRS 16 includes requirements on how to account for a sale and leaseback at the date the transaction takes place. However, IFRS 16 had not specified how to measure the transaction when reporting after that date. The amendments issued add to the sale and leaseback requirements in IFRS 16, thereby supporting the consistent application of the IFRS Standard. These amendments will not change the accounting for leases other than those arising in a sale and leaseback transaction. These amendments to IFRS 16 are effective for annual reporting periods beginning on or after January 1, 2024, with early application permitted.

Amendments to IAS 1 Non-current Liabilities with Covenants, were issued by the IASB in October 2022, to improve the information companies provide about long-term with covenants. IAS 1 Presentation of Financial Statements requires a company to classify debt as non-current only if the company can avoid settling the debt in the 12 months after the reporting date. However, a company’s ability to do so is often subject to complying with covenants. For example, a company might have long-term debt that could become repayable within 12 months if the company fails to comply with covenants in that 12-month period. The amendments to IAS 1 specify that covenants to be complied with after the reporting date do not affect the classification of debt as current or non-current at the reporting date. Instead, the amendments require a company to disclose information about these covenants in the notes to the financial statements. The amendments are effective for annual reporting periods beginning on or after January 1, 2024, with early adoption permitted.